                                                                   EXHIBIT 10.16


                            GMS DENTAL GROUP, INC.
                            1996 STOCK OPTION PLAN

                     (Effective as of September 19, 1996)

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
SECTION 1.     PURPOSE.....................................................   1

SECTION 2.     DEFINITIONS.................................................   1
       (a)     "Board of Directors"........................................   1
       (b)     "Code"......................................................   1
       (c)     "Committee".................................................   1
       (d)     "Company"...................................................   1
       (e)     "Disability"................................................   1
       (f)     "Employee"..................................................   2
       (g)     "Exercise Price"............................................   2
       (h)     "Fair Market Value".........................................   2
       (i)     "ISO".......................................................   2
       (j)     "Nonstatutory Option".......................................   2
       (k)     "Option"....................................................   2
       (l)     "Optionee"..................................................   2
       (m)     "Plan"......................................................   2
       (n)     "Service"...................................................   2
       (o)     "Share".....................................................   2
       (p)     "Stock".....................................................   2
       (q)     "Stock Option Agreement"....................................   2
       (r)     "Subsidiary"................................................   3

SECTION 3.     ADMINISTRATION..............................................   3
       (a)     Committee Membership........................................   3
       (b)     Committee Procedures........................................   3
       (c)     Committee Responsibilies....................................   3
       (d)     Financial Reports...........................................   4

SECTION 4.     ELIGIBILITY.................................................   5
       (a)     General Rule................................................   5
       (b)     Ten-Percent Shareholders....................................   5
       (c)     Attribution Rules...........................................   5
       (d)     Outstanding Stock...........................................   5

SECTION 5.     STOCK SUBJECT TO PLAN.......................................   5
       (a)     Basic Limitation............................................   5
       (b)     Additional Shares...........................................   6

SECTION 6.     TERMS AND CONDITIONS OF OPTIONS.............................   6
       (a)     Stock Option Agreement......................................   6
       (b)     Number of Shares............................................   6
       (c)     Exercise Price..............................................   6
       (d)     Withholding Taxes...........................................   7

                                                                           Page
                                                                           ----
     (e)    Vesting and Exercisability....................................  7
     (f)    Term..........................................................  7
     (g)    Nontransferability............................................  7
     (h)    Exercise of Options on Termination of Service.................  8
     (i)    No Rights as a Shareholder....................................  8
     (j)    Modification, Extension and Assumption of Options.............  8
     (k)    Restrictions on Transfer of Shares............................  8


SECTION 7.  PAYMENT FOR SHARES............................................  9
     (a)    General Rule..................................................  9
     (b)    Surrender of Stock............................................  9
     (c)    Promissory Notes..............................................  9
     (d)    Cashless Exercise.............................................  9


SECTION 8.  ADJUSTMENT OF SHARES.......................................... 10
     (a)    General....................................................... 10
     (b)    Reorganizations............................................... 10
     (c)    Reservation of Rights......................................... 10


SECTION 9.  LEGAL REQUIREMENTS............................................ 11


SECTION 10. NO EMPLOYMENT RIGHTS.......................................... 11


SECTION 11. DURATION AND AMENDMENTS....................................... 11
     (a)    Term of the Plan.............................................. 11
     (b)    Right to Amend or Terminate the Plan.......................... 12
     (c)    Effect of Amendment of Termination............................ 12

SECTION 12. EXECUTION..................................................... 12


                                     -ii-

                            GMS DENTAL GROUP, INC.
                            1996 STOCK OPTION PLAN
                     (EFFECTIVE AS OF SEPTEMBER 19, 1996)


SECTION 1. PURPOSE.
------------------

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.


SECTION 2. DEFINITIONS.
----------------------

     (a)  "Board of Directors" shall mean the Board of Directors of the Company,
           ------------------
as constituted from time to time.

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (c)  "Committee" shall mean a committee consisting of members of the Board
           ---------
of Directors that is appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to persons who are subject to Section 16 of the Securities Exchange Act of 1934.

     (d)  "Company" shall mean GMS Dental Group, Inc., a Delaware corporation.
           -------

     (e)  "Disability" shall means that an Optionee is unable to engage in any
           ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment.

                            GMS DENTAL GROUP, INC.
                            1996 STOCK OPTION PLAN
                     (EFFECTIVE AS OF SEPTEMBER 19, 1996)


SECTION 1.   PURPOSE.
--------------------

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2.   DEFINITIONS.
------------------------

     (a)     "Board of Directors" shall mean the Board of Directors of the
              ------------------
Company, as constituted from time to time.

     (b)     "Code" shall mean the Internal Revenue Code of 1986, as amended.
              ----

     (c)     "Committee" shall mean a committee consisting of members of the
              ---------
Board of Directors that is appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to persons who are subject to Section 16 of the Securities Exchange Act of 1934.

     (d)     "Company" shall mean GMS Dental Group, Inc., a Delaware
              -------
corporation.

     (e)     "Disability" shall means that an Optionee is unable to engage in
              ----------
any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (f)     "Employee" shall mean (i) any individual who is a common-law
              --------
employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or (iii) a consultant who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes under the Plan except the second sentence of Section 4(a).

     (g)     "Exercise Price" shall mean the amount for which one Share may be
              --------------
purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h)     "Fair Market Value" shall mean the fair market value of a Share, as
              -----------------
determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (i)     "ISO" shall mean an employee incentive stock option described in
              ---
Code section 422(b).

     (j)     "Nonstatutory Option" shall mean an employee stock option that is
              -------------------
not an ISO.

     (k)     "Option" shall mean an ISO or Nonstatutory Option granted under the
              ------
Plan and entitling the holder to purchase Shares.

     (l)     "Optionee" shall mean an individual who holds an Option.
              --------

     (m)     "Plan" shall mean this GMS Dental Group, Inc. 1996 Stock Option
              ----
Plan.

     (n)     "Service" shall mean service as an Employee.
              -------

     (o)     "Share" shall mean one share of Stock, as adjusted in accordance
              -----
with Section 8 (if applicable).

     (p)     "Stock" shall mean the common stock of the Company.
              -----

     (q)     "Stock Option Agreement" shall mean the agreement between the
              ----------------------
Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (r)  "Subsidiary" shall mean any corporation, of which the Company and/or
           ----------
one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


SECTION 3. ADMINISTRATION.
-------------------------

     (a)  Committee Membership. The Plan shall be administered by the Committee,
          --------------------
which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

     (b)  Committee Procedures. The Board of Directors shall designate one of
          --------------------
the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)  Committee Responsibilities. Subject to the provisions of the Plan, the
          --------------------------
Committee shall have full authority and discretion to take the following actions:

            (i)   To interpret the Plan and to apply its provisions;

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

            (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

            (iv)  To determine when Options are to be granted under the Plan;

            (v)   To select Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option including (without limitation) the Exercise Price and vesting of the Option, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement; provided, however, that the rights and obligations under any Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the Optionee;

          (ix) To determine the disposition of an Option in the event of an Optionee's divorce or dissolution of marriage;

          (x) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Stock Option Agreement; and

          (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

     (d)  Financial Reports. To the extent required by applicable law, and not
          -----------------
less often than annually, the Company shall furnish to Optionees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees have duties with the Company that assure them access to equivalent information. Such financial information need not be audited.

SECTION 4. ELIGIBILITY.
----------------------

     (a)  General Rules. Only Employees shall be eligible for designation as
          -------------
Optionees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b)  Ten-Percent Shareholders. An Employee who owns more than 10 percent of
          ------------------------
the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee unless (i) the Exercise Price for an ISO (and, to the extent required by applicable law, the Exercise Price for a Nonstatutory Option) is at least 110 percent of the Fair Market Value of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c)  Attribution Rules. For purposes of Subsection (b) above, in
          -----------------
determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     (d)  Outstanding Stock. For purposes of Subsection (b) above, "outstanding
          -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.



SECTION 5. STOCK SUBJECT TO PLAN.
--------------------------------

     (a)  Basic Limitation. Shares offered under the Plan shall be authorized
          ----------------
but unissued Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of

Options) shall not exceed five hundred and ten thousand (510,000) Shares, subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which are reserved for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)  Additional Shares. In the event that any outstanding Option for any
          -----------------
reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.
------------------------------------------

     (a)  Stock Option Agreement. Each grant of an Option under the Plan shall
          ----------------------
be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)  Number of Shares. Each Stock Option Agreement shall specify the number
          ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)  Exercise Price. Each Stock Option Agreement shall specify the Exercise
          --------------
Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the

Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

     (d)  Withholding Taxes. As a condition to the exercise of an Option, the
          -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e)  Vesting and Exercisability. Each Stock Option Agreement shall specify
          --------------------------
the date when all or any installment of the Option is to become vested and shall be exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years of Service from the date of grant. Subject to the preceding sentence, the vesting and exercisability of any Option shall be determined by the Committee in its sole discretion.

     (f)  Term. The Stock Option Agreement shall specify the term of the Option.
          ----
The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)  Nontransferability. No Option shall be transferable by the Optionee
          ------------------
other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (b)  Exercise of Options on Termination of Service. Each Stock Option
          ---------------------------------------------
Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

     (i)  No Rights as a Shareholder. An Optionee, or a transferee of an
          --------------------------
Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (j)  Modification, Extension and Assumption of Options. Within the
          -------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

     (k)  Restrictions on Transfer of Shares. Shares issued upon exercise of an
          ----------------------------------
Option may not be sold or otherwise transferred or disposed of by the Optionee during such period as may be specified by the Company or its underwriter on or following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933.

Subject to the preceding sentence, any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.


SECTION 7. PAYMENT FOR SHARES.
-----------------------------

     (a)  General Rule. The entire Exercise Price of Shares issued under the
          ------------
Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

     (b)  Surrender of Stock. To the in extent that a Stock Option Agreement so
          ------------------
provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c)  Promissory Notes. To the extent that a Stock Option Agreement so
          ----------------
provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

     (d)  Cashless Exercise. To the extent that a Stock Option Agreement so
          -----------------
provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.


SECTION 8. ADJUSTMENT OF SHARES.
-------------------------------

     (a)  General. In the event of a subdivision of the outstanding Stock, a
          -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants of Options under Section 5,
(ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price of each outstanding Option.

     (b)  Reorganizations. In the event that the Company is a party to a merger
          ---------------
or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization.

     (c)  Reservation of Rights. Except as provided in this Section 8, an
          ---------------------
Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissovle, liquidate, sell or transfer all or any part of its business or assets.



SECTION 9. LEGAL REQUIREMENTS.
------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.


SECTION 10. NO EMPLOYMENT RIGHTS.
--------------------------------

     No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.


SECTION 11. DURATION AND AMENDMENTS.
-----------------------------------

     (a)  Term of the Plan. The Plan, as set forth herein, shall become
          ----------------
effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants already made shall be null and void, and no additional Option grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan.  The Board of Directors may amend
         ------------------------------------
the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination.  No Shares shall be issued or sold
         ----------------------------------
under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or Option previously granted under the Plan.

SECTION 12. EXECUTION.
---------------------

     To record the adoption of the Plan by the Board of Directors as September 16, 1996, the Company has caused its authorized officer to execute the same.


                                        GMS DENTAL GROUP, INC.

                                        By___________________________________

                                        Its__________________________________

                                   AMENDMENT
                                      TO
                            GMS DENTAL GROUP, INC.
                            1996 STOCK OPTION PLAN

          Subsection (a) of Section 5 of the GMS Dental Group, Inc. 1996 Stock Option Plan is hereby amended by deleting such subsection in its entirety and inserting in its place the following:

     "    (a)  Basic Limitation.  Shares offered under the Plan shall be
               ----------------
     authorized but unissued Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options) shall not exceed one million two hundred fifty thousand (1,250,000) Shares, subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which are reserved for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan."

          (This Amendment is effective April 1, 1997, and was approved by the Board of Directors at a meeting held on February 12, 1997 and by Written Consent of the Stockholders effective April 1, 1997).

                                       1